Net Revenues	12 Months Ended
Dec. 31, 2021
Revenue from Contracts with Customers [Abstract]
Net Revenues	Net Revenue
The following table presents the Company’s revenue disaggregated based on revenue source and timing of revenue recognition. The Company believes these categories best depict how the nature, timing, and uncertainty of revenue cash flows are affected by economic factors.

	2019	2020	2021
Type of goods and services:
Wafer fabrication	$5,442,550	$4,440,291	$6,204,068
Engineering and other pre-fabrication services	370,238	410,214	381,011
	$5,812,788	$4,850,505	$6,585,079

Timing of revenue recognition:
Revenue recognized over time	$5,736,926	$4,227,448	$356,862
Revenue recognized at a point in time	75,862	623,057	6,228,217
	$5,812,788	$4,850,505	$6,585,079
During the year ended December 31, 2020, due to operational and commercial reasons, the Company modified the cancellation terms of its contracts with customers that are applicable to wafer fabrication products.

As a result, the Company no longer has an enforceable right to payment covering cost incurred plus a reasonable profit margin for work completed to date when a customer cancels its wafers purchase order at any stage of production. The change was effective to all wafer outstanding purchase orders as at the date of contract modification and future purchase orders thereafter. The contract modification had no impact on the originally agreed wafer volume, the related wafer price, and other terms and conditions of its existing contracts with customers. Likewise, the modification did not have an impact to its contracts to provide NRE services to the customers’ specifications; therefore, the Company continuously recognizes revenue as it delivers the NRE service as a percentage of costs incurred over total expected costs. Prior to the contract modification, the Company satisfied its performance obligations over time because of the customer’s contractual obligation to pay for work completed to date with a reasonable profit. The change in cancellation terms substantively modified the contracts with customers. As a result, the Company no longer meets the criteria to account for revenue recognition from contracts with customers over time on the outstanding purchase orders at the contract modification date and future orders thereafter. Consequently, the Company recognizes revenue on the impacted outstanding wafers orders and future orders at the point at which control of the wafers is transferred to the customer, which is determined to be at the point of wafer shipment from the Company’s facilities or delivery to the customer location, as determined by the agreed shipping terms.

In 2020, the Company recognized a cumulative decrease in revenue of $315,308 and a corresponding decrease in unbilled accounts receivable, and a cumulative decrease in cost of revenue of $255,557 and a corresponding increase in inventories, with a net decrease in gross margin of $59,751 on the impacted outstanding purchase orders on the date of contract modification.